UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest Fund,
        Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniVest Fund, Inc.

Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniVest Fund, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of August 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 13.75%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2               MUNIVEST FUND, INC.             AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. However, because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the 12-month period ended August 31, 2004, municipal bonds posted a return of +7.11%, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


                MUNIVEST FUND, INC.             AUGUST 31, 2004                3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was able to outperform its Lipper category average for the period, as we remained focused on enhancing yield and preserving net asset value in a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

Amid considerable monthly volatility, long-term U.S. Treasury bond yields finished the 12-month period ended August 31, 2004 lower than where they began. At the start of the period, bond yields declined as bond prices -- which move in the opposite direction -- rose. Despite continued improvement in U.S. economic conditions, solid job creation remained elusive. Consumer confidence faltered, and investors became increasingly convinced that the Federal Reserve Board (the
Fed) would hold short-term interest rates at their historic lows. Under the circumstances, 30-year U.S. Treasury bond yields declined to 4.65% by mid-March.

In early April, however, monthly employment reports began to show unexpectedly large gains. In response, bond yields increased as their prices fell. Associated improvements in consumer confidence and spending led some investors to reverse their earlier expectations, believing instead that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. By early June, long-term U.S. Treasury bond yields had risen above 5.50%.

For the remainder of the period, bond yields generally declined. Payroll growth had begun to wane and inflationary measures continued to be negligible. Although the Fed began raising interest rates (.25% in June, .25% in August and another ..25% in September, bringing the target rate to 1.75%), it seemed committed to a measured tightening policy. This effectively removed much of the earlier concern over the potential for a prolonged series of interest rate increases. The prospect for a measured, moderate tightening sequence helped support higher bond prices (and lower yields) for the remainder of the Fund's fiscal year. By the end of August 2004, long-term U.S. Treasury bond yields stood at 4.93%, a decline of almost 30 basis points (.30%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.12%, a decrease of 35 basis points during the 12-month period.

Tax-exempt issues, supported by a favorable technical backdrop, exhibited less volatility than their taxable counterparts during the year. Declining supply trends allowed tax-exempt bond prices to register moderate gains. As measured by the Bond Buyer Revenue Bond Index, yields on long-term revenue bonds fell approximately 30 basis points over the past year. According to Municipal Market Data, yields on Aaa-rated issues maturing in 30 years declined more than 30 basis points to 4.70%, and yields on 10-year Aaa-rated issues fell more than 40 basis points to 3.50%.

In terms of new issuance, more than $360 billion in new long-term tax-exempt bonds was underwritten in the past 12 months, a decline of approximately 6% compared to last year. Approximately $95 billion in long-term tax-exempt bonds was issued in the last three months of the fiscal year, a decline of nearly 15% versus the same period a year ago. The tax-exempt bond market maintained a positive supply/demand position throughout the reporting period, allowing municipal issues to outperform their taxable counterparts. New-issue volume is expected to remain manageable, continuing to support the tax-exempt market's favorable technical position for the remainder of the year. In addition, attractive yield ratios compared to taxable securities should continue to draw both traditional and non-traditional investors to the tax-exempt market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the fiscal year ended August 31, 2004, the Common Stock of MuniVest Fund, Inc. had net annualized yields of 6.66% and 7.10%, based on a period-end per share net asset value of $9.91 and a per share market price of $9.30, respectively, and $.660 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.60%, based on a change in per share net asset value from $9.54 to $9.91, and assuming reinvestment of $.657 per share ordinary income dividends.

The Fund's total return, based on net asset value, exceeded the +11.01% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12 months ended August 31, 2004. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund was able to achieve this favorable result despite maintaining a modest defensive position throughout most of the reporting period. Recently, performance has been


4               MUNIVEST FUND, INC.             AUGUST 31, 2004
aided both by the Fund's above-average dividend yield and positive security selection.

For the six-month period ended August 31, 2004, the total investment return on the Fund's Common Stock was +0.54%, based on a change in per share net asset value from $10.23 to $9.91, and assuming reinvestment of $.336 per share income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

In general, we continued to focus on adding higher-yielding, lower-rated bonds to the portfolio whenever they were attractively priced. These issues allowed the Fund to distribute an above-average market yield and performed well as the municipal bond market improved in the latter months of the Fund's fiscal year.

In addition, we significantly increased the Fund's holdings in California general obligation (GO) bonds and other state-related issues. Earlier this year, in response to the negative publicity surrounding the state's budgetary difficulties, prices of California GO bonds materially weakened relative to the rest of the tax-exempt market. We viewed this as an attractive opportunity to add fundamentally strong credit issues at distressed levels. This proved to be a beneficial decision, as California state issues were recently upgraded by the major credit-rating agencies. The resultant market price improvement for these bonds positively impacted the Fund's performance.

For the six-month period ended August 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.10%; Series B, ..94%; Series C, 1.00%; Series D, 1.13%; and Series E, .97%. These attractive funding levels, even after the recent interest rate increases, continued to generate a significant income benefit to the Fund's Common Stock shareholders. While additional interest rate hikes are anticipated, future increases are not expected to be sizeable or protracted. Most importantly, the spread between short-term and long-term tax-exempt interest rates has remained historically wide. In fact, the spread at period-end was wider than it was at the end of August 2000 and August 2001. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.45% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period in a defensive position with respect to future interest rate movements. Low historic bond yields suggest that an emphasis on higher-yielding instruments over more interest rate sensitive issues is the more prudent long-term strategy. Consequently, the Fund is structured to perform better in stable-to-rising interest rate environments. We intend to keep limited cash reserves in an effort to enhance the Fund's dividend income stream.

Looking ahead, we believe that economic growth will remain moderate and should eventually translate into modestly higher interest rate levels. The strong technical environment municipal bonds have enjoyed is expected to continue in the coming months, insulating the tax-exempt market from much of the anticipated interest rate volatility.

Fred K. Stuebe
Vice President and Portfolio Manager

September 22, 2004


                MUNIVEST FUND, INC.             AUGUST 31, 2004                5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P         Moody's   Face
State                 Ratings+    Ratings+  Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Alabama--4.4%         BBB         NR*       $ 2,550   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds (Weyerhaeuser
                                                      Company), Series A, 6.125% due 12/01/2024                             $ 2,725
                      BBB         Baa2        7,500   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                      (Champion International Corporation Project), AMT, Series A, 6.50%
                                                      due 9/01/2025                                                           7,895
                                                      Huntsville, Alabama, Health Care Authority Revenue Bonds:
                      NR*         A2          3,500         Series A, 5.75% due 6/01/2031                                     3,621
                      NR*         A2          7,000         Series B, 5.75% due 6/01/2032                                     7,262
                      BBB         Baa2        5,000   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                                      Bonds (International Paper Company Project), Series B, 5.50%
                                                      due 5/01/2020                                                           5,228
===================================================================================================================================
Alaska--1.4%                                          Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                      AAA         Aaa         3,575         6% due 2/01/2014                                                  4,087
                      AAA         Aaa         3,830         6% due 2/01/2016                                                  4,347
===================================================================================================================================
Arizona--1.0%         NR*         Baa3        4,375   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                                      Charter Schools Project 1), Series A, 6.75% due 7/01/2029               4,312
                                                      Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter
                                                      Schools Project), Series I:
                      NR*         Baa3          500         6.10% due 7/01/2024                                                 493
                      NR*         Baa3        1,000         6.30% due 7/01/2031                                                 997
===================================================================================================================================
California--25.3%                                     California State, GO, Refunding:
                      AAA         Aaa        10,000         5% due 2/01/2031 (c)                                             10,171
                      A           A3          9,600         5.125% due 6/01/2031                                              9,750
                                                      California State Public Works Board, Lease Revenue Bonds:
                      A-          Baa1        3,170         (California Community Colleges), Series B, 5.125% due 6/01/2029   3,215
                      A-          Baa1        5,000         (Department of Corrections), Series C, 5.50% due 6/01/2022        5,328
                      A-          Baa1        6,000         (Department of Corrections), Series C, 5.50% due 6/01/2023        6,361
                      A-          Baa1       19,415         (Department of Mental Health--Coalinga State Hospital),
                                                            Series A, 5.125% due 6/01/2029                                   19,524
                                                      California State, Various Purpose, GO:
                      A           Aaa        13,570         5.50% due 4/01/2030                                              14,399
                      A           A3         21,250         5.50% due 11/01/2033                                             22,470
                      A           A3          5,240   California Statewide Communities Development Authority, Health
                                                      Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                                      due 10/01/2023                                                          5,598
                                                      Golden State Tobacco Securitization Corporation of California,
                                                      Tobacco Settlement Revenue Bonds:
                      BBB         Baa3        7,280         Series A-3, 7.875% due 6/01/2042                                  7,666
                      BBB         Baa3        3,250         Series A-4, 7.80% due 6/01/2042                                   3,407
                      BBB         Baa3        1,125         Series A-5, 7.875% due 6/01/2042                                  1,185
                      A-          Baa1       13,900         Series B, 5.375% due 6/01/2028                                   14,080
                      A-          Baa1        8,850         Series B, 5.50% due 6/01/2033                                     9,090
                      AAA         Aaa        15,000         Series B, 5.50% due 6/01/2033 (f)                                16,041
                      AAA         Aaa         5,000         Series B, 5.50% due 6/01/2043 (f)                                 5,280
===================================================================================================================================
Colorado--2.7%                                        Arapahoe County, Colorado, School District Number 005, GO
                                                      (Cherry Creek):
                      AA          Aa2         5,750         6% due 12/15/2013                                                 6,589
                      AA          Aa2         4,165         6% due 12/15/2014                                                 4,773
                                                      Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                      Series A-2:
                      NR*         Aa2         1,465         6.60% due 5/01/2028                                               1,474
                      NR*         Aa2           550         7.50% due 4/01/2031                                                 552
                      A-          A3          3,000   Colorado Health Facilities Authority Revenue Bonds (Lutheran Medical
                                                      Center), Series A, 5.25% due 6/01/2034                                  2,964

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family


6               MUNIVEST FUND, INC.             AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's   Face
State                 Ratings+    Ratings+  Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Connecticut--0.5%     BBB-        NR*       $ 2,810   Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                      Improvement Revenue Refunding Bonds (Priority Distribution), 6.25%
                                                      due 1/01/2031                                                         $ 2,965
===================================================================================================================================
Florida--1.1%         A           A2          5,000   Highlands County, Florida, Health Facilities Authority, Hospital
                                                      Revenue Bonds (Adventist Health System), Series D, 5.375% due
                                                      11/15/2035                                                              5,065
                      A           A2          1,880   Orange County, Florida, Health Facilities Authority, Hospital
                                                      Revenue Bonds (Adventist Health System), 5.625% due 11/15/2032          1,944
===================================================================================================================================
Georgia--2.5%                                        Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      A+          A2          4,600         Series W, 6.60% due 1/01/2018                                     5,558
                      A           A2            250         Series W, 6.60% due 1/01/2018 (e)                                   306
                      A           A2            250         Series Y, 10% due 1/01/2010 (e)                                     336
                                                      Milledgeville-Baldwin County, Georgia, Development Authority
                                                      Revenue Bonds (Georgia College and State University Foundation):
                      BBB         NR*         1,250         5.50% due 9/01/2024                                               1,289
                      BBB         NR*         2,000         5.625% due 9/01/2030                                              2,050
                      A           A3          4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                      (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                      due 1/01/2011                                                           5,666
===================================================================================================================================
Idaho--0.2%           NR*         Aaa         1,145   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                      Series E-2, 6.90% due 1/01/2027                                         1,159
===================================================================================================================================
Illinois--19.7%       AAA         Aaa         3,005   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), Series A,
                                                      6% due 1/01/2016 (f)                                                    3,452
                      AAA         Aaa         5,000   Chicago, Illinois, O'Hare International Airport, General Airport
                                                      Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%
                                                      due 1/01/2019 (c)                                                       5,543
                                                      Chicago, Illinois, O'Hare International Airport Revenue Bonds, AMT:
                      AAA         Aaa        11,200         3rd Lien, Series B-2, 6% due 1/01/2029 (n)                       12,254
                      AAA         NR*         8,540         Series 368, DRIVERS, 9.338% due 7/01/2011 (c)(j)                 10,269
                      AAA         NR*         7,000   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                      Bonds, DRIVERS, AMT, Series 253, 9.854% due 1/01/2020 (c)(j)            8,511
                      AAA         Aaa           135   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                                      due 3/01/2032 (b)(d)(l)                                                   136
                      AAA         Aaa         5,000   Cook County, Illinois, Community High School District Number 219,
                                                      Niles Township, GO, 6% due 12/01/2017 (f)                               5,763
                      BBB         Baa1       10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                      Biosolids Management LLC Project), AMT, 6% due 11/01/2023              10,050
                      BBB         NR*         2,140   Illinois Development Finance Authority Revenue Bonds (Community
                                                      Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022       2,247
                      BBB         NR*         1,365   Illinois Development Finance Authority, Revenue Refunding Bonds
                                                      (Community Rehabilitation Providers), Series A, 6% due 7/01/2015        1,411
                      A+          A1          6,040   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5,
                                                      6.75% due 9/01/2023                                                     6,174
                      AA+         Aa2         5,500   Illinois State Finance Authority Revenue Bonds (Northwestern
                                                      Memorial Hospital), Series A, 5.50% due 8/15/2043                       5,630
                      NR*         Aaa         2,500   Kane, Cook and Du Page Counties, Illinois, School District 46,
                                                      Elgin, GO, 6.375% due 1/01/2019 (i)                                     2,916
                      NR*         Aaa         5,245   Kane and De Kalb Counties, Illinois, Community Unit School District
                                                      Number 302, GO, DRIVERS, Series 283, 9.885% due 2/01/2018 (f)(j)        6,695
                                                      Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                                      District Number 005, GO, Refunding (i):
                      NR*         Aaa         5,000         6.25% due 12/01/2014                                              5,908
                      NR*         Aaa         4,000         6.375% due 12/01/2016                                             4,750
                      AAA         NR*        18,550   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                      State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.885%
                                                      due 6/15/2023 (c)(f)(j)                                                20,865
                                                      Regional Transportation Authority, Illinois, Revenue Bonds,:
                      AAA         Aaa         3,500         Series A, 7.20% due 11/01/2020 (h)                                4,616
                      AAA         Aaa         4,000         Series C, 7.75% due 6/01/2020 (f)                                 5,607
                      AAA         Aaa         3,000   Will County, Illinois, Environmental Revenue Bonds (Mobil Oil
                                                      Refining Corporation Project), AMT, 6.40% due 4/01/2026                 3,230
                                                      Will County, Illinois, School District Number 122 (New Lenox
                                                      Elementary), GO, Series A (i):
                      NR*         Aaa            55         6.50% due 11/01/2010 (a)                                             66
                      NR*         Aaa           945         6.50% due 11/01/2013                                              1,115
                      NR*         Aaa         1,375         6.50% due 11/01/2015                                              1,623


                MUNIVEST FUND, INC.             AUGUST 31, 2004                7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's   Face
State                 Ratings+    Ratings+  Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Indiana--6.9%         BBB         Baa1      $ 1,700   Fort Wayne, Indiana, PCR, Refunding (General Motors Corporation
                                                      Project), 6.20% due 10/15/2025                                        $ 1,802
                      AA-         A1          6,500   Indiana Health Facility Financing Authority, Hospital Revenue
                                                      Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                      due 2/15/2021                                                           6,891
                      NR*         Aaa         4,290   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                      6.80% due 1/01/2017 (k)                                                 4,298
                      AA-         NR*         8,195   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                      Series A, 6.80% due 12/01/2016                                         10,223
                      AA          NR*        15,335   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                      Refunding Bonds, Series D, 6.75% due 2/01/2014                         18,594
===================================================================================================================================
Kansas--0.7%          NR*         Aaa         3,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds
                                                      (Mortgage Backed Securities Program), AMT, Series A-4, 5.95%
                                                      due 12/01/2033 (b)(d)                                                   4,089
===================================================================================================================================
Louisiana--2.7%       BBB         Baa2        4,000   De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                      Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                      6.55% due 4/01/2019                                                     4,179
                      AAA         Aaa        10,575   Louisiana Local Government, Environmental Facilities, Community
                                                      Development Authority Revenue Bonds (Capital Projects and Equipment
                                                      Acquisition), Series A, 6.30% due 7/01/2030 (h)                        12,198
===================================================================================================================================
Maine--0.3%                                           Portland, Maine, Housing Development Corporation, Senior Living
                                                      Revenue Bonds (Avesta Housing Development Corporation Project),
                                                      Series A:
                      NR*         Baa2          775         5.70% due 8/01/2021                                                 769
                      NR*         Baa2        1,190         6% due 2/01/2034                                                  1,179
===================================================================================================================================
Massachusetts--7.8%   AAA         Aaa         2,035   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                      9.25% due 1/01/2011 (e)                                                 2,691
                      AA          Aa2         3,010   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                      (General Transportation System), Series A, 7% due 3/01/2019             3,869
                      AA          Aa3        30,000   Massachusetts State Water Resource Authority Revenue Bonds,
                                                      Series A, 6.50% due 7/15/2019                                          36,892
                                                      Massachusetts State Water Resource Authority, Revenue Refunding
                                                      Bonds, Series A (f):
                      AAA         Aaa         1,000         6% due 8/01/2014                                                  1,162
                      AAA         Aaa         2,480         6% due 8/01/2017                                                  2,860
===================================================================================================================================
Michigan--3.7%        BBB         Baa2        7,695   Delta County, Michigan, Economic Development Corporation,
                                                      Environmental Improvement Revenue Refunding Bonds (Mead
                                                      Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                       8,109
                                                      Macomb County, Michigan, Hospital Finance Authority, Hospital
                                                      Revenue Bonds (Mount Clemens General Hospital), Series B:
                      BBB-        NR*         3,715         5.75% due 11/15/2025                                              3,506
                      BBB-        NR*         5,250         5.875% due 11/15/2034                                             4,929
                                                      Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                      AAA         Aa2           390         (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (a)      456
                      AAA         Aaa         3,000         (Ascension Health Credit), Series A, 6.125% due
                                                            11/15/2009 (a)(c)                                                 3,507
                      B           Ba1         1,300         (Detroit Medical Center Obligation Group), Series A, 6.25%
                                                            due 8/15/2013                                                     1,180
                      NR*         Ba3         1,000         (Sinai Hospital), 6.70% due 1/01/2026                               896
===================================================================================================================================
Minnesota--1.5%       NR*         A3          7,235   Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                                      Health System), Series A, 5.75% due 11/15/2032                          7,522
                      NR*         Aaa         1,405   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                      Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)     1,626
===================================================================================================================================
Mississippi--4.8%                                     Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                      (Weyerhaeuser Company Project):
                      BBB         Baa2        3,650         Series A, 6.80% due 4/01/2022                                     4,178
                      BBB         Baa2        4,000         Series B, 6.70% due 4/01/2022                                     4,546
                      BBB-        Ba1        20,705   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                      Refunding (System Energy Resources Inc. Project), 5.875%
                                                      due 4/01/2022                                                          20,787
===================================================================================================================================
Missouri--0.5%        BBB+        Baa1        2,600   Missouri State Development Finance Board, Infrastructure Facilities
                                                      Revenue Refunding Bonds (Branson), Series A, 5.50% due 12/01/2032       2,657
                      AAA         NR*           450   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                      Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)         455
===================================================================================================================================
Montana--1.0%         BBB+        Baa2        6,000   Forsyth, Montana, PCR, Refunding (Portland General Electric
                                                      Company), Series A, 5.20% due 5/01/2033                                 6,369
===================================================================================================================================
Nebraska--0.2%        AAA         NR*           960   Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                      AMT, Series C, 6.30% due 9/01/2028 (b)(d)(l)                              976


8               MUNIVEST FUND, INC.             AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's   Face
State                 Ratings+    Ratings+  Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Nevada--2.4%          AAA         Aaa       $ 6,700   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                                      6.70% due 6/01/2022 (f)                                               $ 7,000
                      AA          Aa2         1,600   Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014               1,846
                                                      Nevada Housing Division Revenue Bonds, Multi-Unit Housing (b):
                      AAA         NR*         3,475         (Arville Electric Project), AMT, 6.60% due 10/01/2023             3,607
                      AAA         Aa2         1,235         Issue B, 7.45% due 10/01/2017                                     1,262
                                                      Nevada Housing Division Revenue Bonds, (S/F Program), AMT (k):
                      AAA         Aaa           445         Senior Series E, 7% due 10/01/2019                                  455
                      NR*         Aa2           225         Series A, 6.55% due 10/01/2012                                      226
===================================================================================================================================
New Hampshire--0.4%   BBB+        Baa1        2,425   New Hampshire Health and Education Facilities Authority, Revenue
                                                      Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022       2,465
===================================================================================================================================
New Jersey--1.7%      AAA         Aaa           800   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                      Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                    817
                      BBB         Baa3       10,230   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                      Bonds, 7% due 6/01/2041                                                 9,860
===================================================================================================================================
New Mexico--0.5%      BBB-        Baa2        3,300   Farmington, New Mexico, PCR, Refunding (Public Service Company--San
                                                      Juan Project), Series A, 5.80% due 4/01/2022                            3,325
===================================================================================================================================
New York--9.2%        NR*         Aa2         7,875   New York City, New York, City Transitional Finance Authority Revenue
                                                      Bonds, RIB, Series 283, 10.88% due 11/15/2015 (j)                      10,526
                                                      New York City, New York, GO:
                      A           A2          7,150         Series F, 5.25% due 1/15/2033                                     7,344
                      AAA         A2            520         Series I, 6.25% due 4/15/2007 (a)(m)                                582
                      AAA         Aaa           380         Series I, 6.25% due 4/15/2017 (m)                                   420
                      AAA         A2          1,680         Series I, 6.25% due 4/15/2017 (a)(m)                              1,879
                      AAA         Aaa           630         Series I, 6.25% due 4/15/2027 (m)                                   692
                      A           A2          5,110         Sub-Series C-1, 5.25% due 8/15/2026                               5,315
                      A           A2          3,410         Sub-Series C-1, 5.10% due 8/15/2027                               3,476
                                                      New York City, New York, GO, Refunding, Series A (f):
                      AAA         A2          4,550         6.375% due 5/15/2010 (a)                                          5,429
                      AAA         A2          3,450         6.375% due 5/15/2014                                              4,059
                                                      New York State Dormitory Authority, Revenue Refunding Bonds:
                      BB          Ba1         1,000         (Mount Sinai Health), Series A, 6.50% due 7/01/2025               1,015
                      AAA         NR*        11,875         RIB, Series 305, 10.38% due 5/15/2015 (c)(j)                     15,461
===================================================================================================================================
Oregon--1.1%          NR*         Aaa         2,000   Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                      Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)              2,288
                      NR*         Aaa         3,305   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 9.96%
                                                      due 8/01/2020 (f)(j)                                                    4,147
===================================================================================================================================
Pennsylvania--4.2%    AAA         Aaa         2,440   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                      Capital Acquisition, 6.125% due 12/15/2010 (a)(c)                       2,871
                      A           NR*         6,250   Pennsylvania State Higher Educational Facilities Authority Revenue
                                                      Bonds (University of Pennsylvania Medical Center Health System),
                                                      Series A, 6% due 1/15/2031                                              6,588
                                                      Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                      Senior Living Revenue Bonds:
                      NR*         Baa2        1,000         (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033           967
                      NR*         Baa2        1,355         (Rieder House Project), Series A, 6.10% due 7/01/2033             1,310
                      A-          NR*         9,280   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                                      (Guthrie Health Issue), Series B, 7.125% due 12/01/2031                10,696
                                                      Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                      Refunding Bonds (Guthrie Healthcare System), Series A:
                      A-          NR*         1,750         6.25% due 12/01/2018                                              1,902
                      A-          NR*         1,000         5.75% due 12/01/2021                                              1,047
===================================================================================================================================
South Carolina--1.6%  BBB+        Baa2        2,450   Medical University, South Carolina, Hospital Authority, Hospital
                                                      Facility Revenue Refunding Bonds, 6.50% due 8/15/2032                   2,571
                      BBB         Baa2        5,000   Richland County, South Carolina, Environmental Improvement Revenue
                                                      Refunding Bonds (International Paper), AMT, 6.10% due 4/01/2023         5,289
                      B-          B1          2,000   York County, South Carolina, Industrial Revenue Bonds (Hoechst
                                                      Celanese Corporation), AMT, 5.70% due 1/01/2024                         1,773
===================================================================================================================================
Tennessee--1.5%       BB          Ba2         2,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                      Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                 2,005
                      A-          A3          6,500   Shelby County, Tennessee, Health, Educational and Housing Facility
                                                      Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                                      6.50% due 9/01/2026                                                     7,120


                MUNIVEST FUND, INC.             AUGUST 31, 2004                9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P         Moody's   Face
State                 Ratings+    Ratings+  Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Texas--19.6%                                          Austin, Texas, Convention Center Revenue Bonds (Convention
                                                      Enterprises Inc.), First Tier, Series A:
                      BBB-        Baa3      $ 6,000         6.70% due 1/01/2028                                             $ 6,268
                      BBB-        Baa3        1,290         6.70% due 1/01/2032                                               1,356
                                                      Brazos River Authority, Texas, PCR, Refunding, AMT:
                      BBB         Baa2        3,000         (Texas Utilities Electric Company Project), Series B, 5.40%
                                                            due 5/01/2029                                                     3,100
                      BBB         Baa2        3,055         (Texas Utility Company), Series A, 7.70% due 4/01/2033            3,565
                      BBB         Baa2       12,300         (Utilities Electric Company), Series B, 5.05% due 6/01/2030      12,668
                      A-          A3         11,460   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                      Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                      Project), AMT, Series A-7, 6.625% due 5/15/2033                        12,554
                      AA          NR*         3,000   Gregg County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                      6.875% due 10/01/2020 (g)                                               3,508
                      AA-         Aa3        10,250   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                      Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                                      Company Project), AMT, 6.40% due 4/01/2026                             10,962
                      BBB         Baa2        4,000   Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                      7.125% due 4/01/2010                                                    4,054
                      BBB         Baa2        3,000   Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding Bonds
                                                      (International Paper Company), AMT, Series A, 6.10% due 8/01/2024       3,126
                      AAA         Aaa         5,500   Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                                      Bonds, Senior Lien, Series G, 5.75% due 7/1/2007 (c)                    6,143
                      NR*         Aa3        10,385   Harris County, Texas, Health Facilities Development Corporation,
                                                      Revenue Refunding Bonds, RITR, Series 6, 9.595% due 12/01/2027 (e)(j)  13,558
                      NR*         Baa3        1,800   Houston, Texas, Industrial Development Corporation Revenue Bonds
                                                      (Air Cargo), AMT, 6.375% due 1/01/2023                                  1,824
                      AAA         Aaa         2,030   Mansfield, Texas, Independent School District, GO, Refunding,
                                                      6.625% due 2/15/2015                                                    2,373
                      BBB         Baa2        9,855   Matagorda County, Texas, Navigation District Number 1, Revenue
                                                      Refunding Bonds (Centerpoint Energy Project), 5.60% due 3/01/2027      10,018
                      NR*         Aaa         5,225   Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                                      due 8/15/2014                                                           6,052
                      B-          Ba3         5,400   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                      Project), Series A, 6.45% due 11/01/2030                                5,189
                      B-          Ba3         5,000   Red River Authority, Texas, PCR, Refunding (Celanese Project), AMT,
                                                      Series B, 6.70% due 11/01/2030                                          4,963
                      NR*         Aa1         6,250   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB,
                                                      Series 469x, 9.91% due 2/01/2014 (j)                                    8,050
===================================================================================================================================
Vermont--0.2%         BBB+        NR*         1,000   Vermont Educational and Health Buildings Financing Agency,
                                                      Developmental and Mental Health Revenue Bonds (Howard Center for
                                                      Human Services), Series A, 6.375% due 6/15/2022                         1,040
===================================================================================================================================
Virginia--1.1%        BBB+        A3          1,425   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power
                                                      Company), Series A, 5.875% due 6/01/2017                                1,565
                      BBB         Baa2        1,500   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                      Revenue Bonds (Union Camp Corporation Project), AMT, 6.55%
                                                      due 4/01/2024                                                           1,535
                      AAA         Aaa         3,320   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                      Sub-Series J-1, 5.20% due 7/01/2019 (c)                                 3,389
===================================================================================================================================
Washington--8.6%                                      Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                      DRIVERS (j):
                      AAA         NR*         5,330         Series 248, 9.885% due 7/01/2018 (c)                              6,809
                      AAA         NR*         3,510         Series 255, 10.38% due 7/01/2018 (h)                              4,614
                      AAA         NR*         7,350         Series 256, 10.384% due 7/01/2017 (c)                             9,663
                      NR*         NR*         2,460   Seattle, Washington, Housing Authority Revenue Bonds (Replacement
                                                      Housing Project), 6.125% due 12/01/2032                                 2,429
                      AAA         Aaa         8,100   Washington State, GO, Trust Receipts, Class R, Series 6, 10.256%
                                                      due 1/01/2014 (i)(j)                                                   10,296
                      AA-         Aa1        14,320   Washington State Public Power Supply System, Revenue Refunding Bonds
                                                      (Nuclear Project Number 1), Series B, 7.125% due 7/01/2016             18,450
===================================================================================================================================
Wisconsin--2.6%       BBB         Baa3        4,505   Badger Tobacco Asset Securitization Corporation, Wisconsin,
                                                      Asset-Backed Revenue Bonds, 6.125% due 6/01/2027                        4,280
                      NR*         Baa3        1,770   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
                                                      due 1/01/2025                                                           1,788
                      NR*         Aa2         5,000   Wisconsin State Health and Educational Facilities Authority,
                                                      Mortgage Revenue Bonds (Hudson Memorial Hospital), 5.70%
                                                      due 1/15/2029 (k)                                                       5,199
                      BBB+        NR*         4,540   Wisconsin State Health and Educational Facilities Authority Revenue
                                                      Bonds (Synergyhealth Inc.), 6% due 11/15/2032                           4,643


10              MUNIVEST FUND, INC.             AUGUST 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                      S&P         Moody's   Face
State                 Ratings+    Ratings+  Amount    Municipal Bonds                                                        Value
===================================================================================================================================
Wyoming--2.2%                                         Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                      Corporation Project), AMT:
                      BB+         Ba3       $ 5,425         Series A, 7% due 6/01/2024                                     $  5,516
                      BB+         Ba3         7,475         Series B, 6.90% due 9/01/2024                                     7,604
===================================================================================================================================
Virgin Islands--1.4%  BBB-        Baa3        8,000   Virgin Islands Government Refinery Facilities, Revenue Refunding
                                                      Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                 8,695
                      -------------------------------------------------------------------------------------------------------------
                                                      Total Municipal Bonds (Cost--$836,666)--148.7%                        903,929
===================================================================================================================================

                                            Shares
                                            Held        Short-Term Securities
===================================================================================================================================
                                             37,658   Merrill Lynch Institutional Tax-Exempt Fund (n)                        37,658
                      -------------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Securities (Cost--$37,658)--6.2%                      37,658
===================================================================================================================================
                      Total Investments (Cost--$874,324**)--154.9%                                                          941,587

                      Other Assets Less Liabilities--0.0%                                                                       255

                      Preferred Stock, at Redemption Value--(54.9%)                                                        (334,000)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 607,842
                                                                                                                          =========

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost ................................................  $874,336
                                                                       ========
      Gross unrealized appreciation .................................  $ 68,939
      Gross unrealized depreciation .................................    (1,688)
                                                                       --------
      Net unrealized appreciation ...................................  $ 67,251
                                                                       ========

+     Ratings shown are unaudited.
(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2004.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
(m)   XL Capital Insured.
(n) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                               14,300              $190
      --------------------------------------------------------------------------

      Forward interest rate swaps as of August 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                     Notional        Unrealized
                                                      Amount        Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 3.885%

      Broker, J.P. Morgan Chase Bank
        Expires October 2014                          $43,500          $(1,359)

      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 3.671%

      Broker, J.P. Morgan Chase Bank
        Expires November 2014                         $20,200             (228)
      --------------------------------------------------------------------------

      Total                                                            $(1,587)
                                                                       =======

      See Notes to Financial Statements.


                MUNIVEST FUND, INC.             AUGUST 31, 2004               11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of August 31, 2004
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value (identified cost--$836,665,909)                  $ 903,929,388
                   Investments in affiliated securities, at value (identified cost--$37,657,683)                        37,657,683
                   Cash .......................................................................                          1,950,492
                   Receivables:
                      Interest ................................................................    $  13,523,315
                      Securities sold .........................................................       12,605,482
                      Dividends from affiliates ...............................................            1,142        26,129,939
                                                                                                   -------------
                   Prepaid expenses ...........................................................                             21,931
                                                                                                                     -------------
                   Total assets ...............................................................                        969,689,433
                                                                                                                     -------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps .....................                          1,586,762
                   Payables:
                      Securities purchased ....................................................       25,578,997
                      Dividends to Common Stock shareholders ..................................          426,690
                      Offering cost ...........................................................          154,726
                      Investment adviser ......................................................           24,069
                      Other affiliates ........................................................            7,543        26,192,025
                                                                                                   -------------
                   Accrued expenses ...........................................................                             69,012
                                                                                                                     -------------
                   Total liabilities ..........................................................                         27,847,799
                                                                                                                     -------------
==================================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.025 per share;
                     10,000,000 shares authorized (2,000 Series A Shares, 2,000 Series
                     B Shares, 2,000 Series C Shares, 2,000 Series D Shares, 3,000
                     Series E Shares and 2,360 Series F Shares of AMPS* issued and
                     outstanding at $25,000 per share liquidation preference) .................                        334,000,000
                                                                                                                     -------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ......................................                      $ 607,841,634
                                                                                                                     =============
==================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share; 150,000,000 shares authorized
                     (61,346,288 shares issued and outstanding) ...............................                      $   6,134,629
                   Paid-in capital in excess of par ...........................................                        564,457,899
                   Undistributed investment income--net .......................................    $  10,598,555
                   Accumulated realized capital losses--net ...................................      (39,026,166)
                   Unrealized appreciation--net ...............................................       65,676,717
                                                                                                   -------------
                   Total accumulated earnings--net ............................................                         37,249,106
                                                                                                                     -------------
                   Total--Equivalent to $9.91 net asset value per share of Common Stock
                     (market price--$9.30) ....................................................                      $ 607,841,634
                                                                                                                     =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12              MUNIVEST FUND, INC.             AUGUST 31, 2004

Statement of Operations

For the Year Ended August 31, 2004
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                   Interest ...................................................................                      $  49,974,839
                   Dividends from affiliates ..................................................                            189,555
                                                                                                                     -------------
                   Total income ...............................................................                         50,164,394
                                                                                                                     -------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ...................................................    $   4,385,808
                   Commission fees ............................................................          699,240
                   Accounting services ........................................................          253,406
                   Transfer agent fees ........................................................          123,180
                   Professional fees ..........................................................           58,959
                   Custodian fees .............................................................           44,602
                   Printing and shareholder reports ...........................................           41,894
                   Directors' fees and expenses ...............................................           35,499
                   Pricing fees ...............................................................           25,812
                   Listing fees ...............................................................           24,911
                   Other ......................................................................           49,280
                                                                                                   -------------
                   Total expenses before reimbursement ........................................        5,742,591
                   Reimbursement of expenses ..................................................          (44,299)
                                                                                                   -------------
                   Total expenses after reimbursement .........................................                          5,698,292
                                                                                                                     -------------
                   Investment income--net .....................................................                         44,466,102
                                                                                                                     -------------
==================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments--net ........................................................        6,327,198
                      Forward interest rate swaps--net ........................................       (4,187,660)        2,139,538
                                                                                                   -------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ........................................................       21,943,997
                      Forward interest rate swaps--net ........................................       (2,068,299)       19,875,698
                                                                                                   -------------------------------
                   Total realized and unrealized gain--net ....................................                         22,015,236
                                                                                                                     -------------
==================================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .....................................................                         (2,612,850)
                                                                                                                     -------------
                   Net Increase in Net Assets Resulting from Operations .......................                      $  63,868,488
                                                                                                                     =============

      See Notes to Financial Statements.


                MUNIVEST FUND, INC.             AUGUST 31, 2004               13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                              August 31,
                                                                                                   -------------------------------
Increase (Decrease) in Net Assets:                                                                      2004              2003
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .....................................................    $  44,466,102     $  44,032,855
                   Realized gain--net .........................................................        2,139,538         8,263,901
                   Change in unrealized appreciation/depreciation--net ........................       19,875,698       (24,459,149)
                   Dividends to Preferred Stock Shareholders ..................................       (2,612,850)       (3,044,590)
                                                                                                   -------------------------------
                   Net increase in net assets resulting from operations .......................       63,868,488        24,793,017
                                                                                                   -------------------------------
==================================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .....................................................      (40,304,511)      (38,586,815)
                                                                                                   -------------------------------
                   Net decrease in net assets resulting from dividends to Common Stock
                     shareholders .............................................................      (40,304,511)      (38,586,815)
                                                                                                   -------------------------------
==================================================================================================================================
Capital Stock Transactions
----------------------------------------------------------------------------------------------------------------------------------
                   Offering and underwriting costs resulting from issuance of Preferred
                     Stock ....................................................................         (744,726)               --
                                                                                                   -------------------------------
                   Net decrease in net assets resulting from capital stock transactions .......         (744,726)               --
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock .........       22,819,251       (13,793,798)
                   Beginning of year ..........................................................      585,022,383       598,816,181
                                                                                                   -------------------------------
                   End of year* ...............................................................    $ 607,841,634     $ 585,022,383
                                                                                                   ===============================
                      * Undistributed investment income--net ..................................    $  10,598,555     $   9,049,814
                                                                                                   ===============================

      See Notes to Financial Statements.


14              MUNIVEST FUND, INC.             AUGUST 31, 2004

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year Ended August 31,
                                                                          ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     2004        2003        2002        2001++       2000++
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ..................  $   9.54    $   9.76    $   9.71    $   9.07     $   9.15
                                                                          ---------------------------------------------------------
                   Investment income--net ..............................       .72+        .72+        .69         .69          .70
                   Realized and unrealized gain (loss)--net ............       .36        (.26)        .02         .65         (.05)
                   Dividends to Preferred Stock shareholders from
                      investment income--net ...........................      (.04)       (.05)       (.07)       (.16)        (.18)
                                                                          ---------------------------------------------------------
                   Total from investment operations ....................      1.04         .41         .64        1.18          .47
                                                                          ---------------------------------------------------------
                   Less dividends to Common Stock shareholders from
                      investment income--net ...........................      (.66)       (.63)       (.59)       (.54)        (.55)
                                                                          ---------------------------------------------------------
                   Offering costs resulting from the issuance of
                     Preferred Stock ...................................      (.01)         --          --          --           --
                                                                          ---------------------------------------------------------
                   Net asset value, end of year ........................  $   9.91    $   9.54    $   9.76    $   9.71     $   9.07
                                                                          =========================================================
                   Market price per share, end of year .................  $   9.30    $   8.80    $   9.11    $   9.30     $   8.25
                                                                          =========================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share .....................     13.53%       3.56%       4.55%      19.92%        1.75%
                                                                          =========================================================
                   Based on net asset value per share ..................     11.60%       4.79%       7.28%      13.89%        6.21%
                                                                          =========================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement** ..............       .94%        .95%        .95%        .98%        1.01%
                                                                          =========================================================
                   Total expenses** ....................................       .95%        .96%        .95%        .98%        1.01%
                                                                          =========================================================
                   Total investment income--net** ......................      7.37%       7.33%       7.33%       7.37%        7.95%
                                                                          =========================================================
                   Amount of dividends to Preferred Stock shareholders .       .43%        .50%        .75%       1.70%        2.01%
                                                                          =========================================================
                   Investment income--net, to Common Stock shareholders       6.94%       6.83%       6.58%       5.67%        5.94%
                                                                          =========================================================


                MUNIVEST FUND, INC.             AUGUST 31, 2004               15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                         For the Year Ended August 31,
The following per share data and ratios have been derived                 ---------------------------------------------------------
from information provided in the financial statements.                      2004        2003        2002        2001++       2000++
===================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
-----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement ................       .65%        .65%        .65%        .66%         .67%
                                                                          =========================================================
                   Total expenses ......................................       .65%        .66%        .65%        .66%         .67%
                                                                          =========================================================
                   Total investment income--net ........................      5.06%       5.03%       4.98%       4.98%        5.26%
                                                                          =========================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders ...........       .95%       1.11%       1.59%       3.53%        3.93%
                                                                          =========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock, end of
                     year (in thousands) ...............................  $607,842    $585,022    $598,816    $595,908     $556,105
                                                                          =========================================================
                   Preferred Stock outstanding, end of year
                     (in thousands) ....................................  $334,000    $275,000    $275,000    $275,000     $275,000
                                                                          =========================================================
                   Portfolio turnover ..................................     45.33%      44.30%      74.00%      74.80%      121.76%
                                                                          =========================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ...........................  $  2,820    $  3,127    $  3,178    $  3,167     $  3,022
                                                                          =========================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net ....................  $    244    $    266    $    388    $    909     $  1,030
                                                                          =========================================================
                   Series B--Investment income--net ....................  $    238    $    278    $    394    $    923     $    991
                                                                          =========================================================
                   Series C--Investment income--net ....................  $    239    $    269    $    391    $    906     $    952
                                                                          =========================================================
                   Series D--Investment income--net ....................  $    242    $    306    $    445    $    877     $    978
                                                                          =========================================================
                   Series E--Investment income--net ....................  $    229    $    269    $    372    $    851     $    977
                                                                          =========================================================
                   Series F***--Investment income--net .................        --          --          --          --           --
                                                                          =========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Series F was issued on August 31, 2004.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform with current year presentation.

      See Notes to Financial Statements.


16              MUNIVEST FUND, INC.             AUGUST 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                MUNIVEST FUND, INC.             AUGUST 31, 2004               17

[LOGO] Merrill Lynch Investment Managers

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the sale of Preferred Stock. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended August 31, 2004, FAM reimbursed the Fund in the amount of $44,299.

For the year ended August 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $590,000 in connection with issuance of the Fund's Preferred Stock.

For the year ended August 31, 2004, the Fund reimbursed FAM $17,078 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004, were $429,923,492 and $385,909,717, respectively.

4. Capital Stock Transactions:

Common Stock

At August 31, 2004, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at August 31, 2004 were as follows: Series A, 1.158%; Series B, 1.20%; Series C, 1.30%; Series D, 1.20%; Series E, 1.15% and Series F, 1.20%.

Shares issued and outstanding for the year ended August 31, 2004 increased by 2,360 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the year ended August 31, 2004, MLPF&S received $272,251 as commissions.


18              MUNIVEST FUND, INC.             AUGUST 31, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share on September 29, 2004 to shareholders of record on September 14, 2004.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2004           8/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................         $42,917,361         $41,631,405
                                                 -------------------------------
Total distributions ....................         $42,917,361         $41,631,405
                                                 ===============================

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $ 10,571,192
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................          10,571,192
Capital loss carryforward ...............................         (25,239,493)*
Unrealized gains--net ...................................          51,917,407**
                                                                 ------------
Total accumulated earnings--net .........................        $ 37,249,106
                                                                 ============

* On August 31, 2004, the Fund had a net capital loss carryforward of $25,239,493, of which $7,559,610 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


                MUNIVEST FUND, INC.             AUGUST 31, 2004               19

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniVest Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 15, 2004


20              MUNIVEST FUND, INC.             AUGUST 31, 2004

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of August 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................             32.5%
AA/Aa ...................................................             15.9
A/A .....................................................             21.3
BBB/Baa .................................................             21.8
BB/Ba ...................................................              4.0
B/B .....................................................              0.2
NR (Not Rated) ..........................................              0.3
Other* ..................................................              4.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


                MUNIVEST FUND, INC.             AUGUST 31, 2004               21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately 10 days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


22              MUNIVEST FUND, INC.             AUGUST 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                MUNIVEST FUND, INC.             AUGUST 31, 2004               23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1988 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 63                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1993 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985 to                      Inc.
            Age: 52                              1989; Associate Professor, Graduate School of
                                                 Business Administration, University of Michigan from
                                                 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary,
                                                 Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since 1998;
                                                 Director and Secretary of SCB Partners, Inc. since 2000;
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1992 to  Founder and currently Director Emeritus of Boston     48 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of Ethics and   48 Portfolios
            08543-9095                           Character and Director thereof from 1989 to 1999;
            Age: 71                              Professor from 1982 to 1999 and currently Professor
                                                 Emeritus of Education of Boston University; formerly
                                                 taught on the faculties of The University of Chicago,
                                                 Stanford University and Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department of
                                                 State from 1991 to 1994; U.S. Ambassador to The
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.


24              MUNIVEST FUND, INC.             AUGUST 31, 2004

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1988 to  Professor of Finance since 1984, Dean from            48 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of           48 Portfolios   Co., Inc.;
            08543-9095                           New York University Leonard N. Stern School of                        Vornado
            Age: 66                              Business Administration, New York University from                     Realty Trust;
                                                 1994 to present; Professor of Finance thereof from                    Vornado
                                                 1982 to 1994.                                                         Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 69                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President, Director and Treasurer of Princeton Services since 1999;
            08543-9011     and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011  Vice         1990 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President
Stuebe      Princeton, NJ  President    present  of MLIM from 1994 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at  Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

AMEX Symbol

MVF


                MUNIVEST FUND, INC.             AUGUST 31, 2004               25

[LOGO] Merrill Lynch Investment Managers

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during the taxable year ended August 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


26              MUNIVEST FUND, INC.             AUGUST 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                MUNIVEST FUND, INC.             AUGUST 31, 2004               27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10787 -- 8/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2004 - $28,000
                                  Fiscal Year Ending August 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2004 - $3,000
                                  Fiscal Year Ending August 31, 2003 - $5,600

         The nature of the services related to compliance for AMPS.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2004 - $5,610
                                  Fiscal Year Ending August 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2004 - $0
                                  Fiscal Year Ending August 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2004 - $14,913,836
             Fiscal Year Ending August 31, 2003 - $18,318,444

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Charles C. Reilly (retired as of December 31, 2003)
         Kevin A. Ryan
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniVest Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund, Inc.

        Date: October 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund, Inc.

        Date: October 18, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniVest Fund, Inc.

        Date: October 18, 2004